UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2021

Date of Report (Date of earliest event reported)

RED METAL RESOURCES LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	000-52055	20-2138504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

278 Bay Street, Suite 102
Thunder Bay, ON		P7B 1R8
(Address of principal executive offices)		(Zip Code)

1 (807) 345-5380

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Effective April 29, 2021, the Company received $5,797.90 related to the recovery of short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RED METAL RESOURCES LTD.

Date: May 6, 2021	By: /s/ Caitlin Jeffs
Caitlin Jeffs
CEO and President